                                                                  Exhibit 10.156

================================================================================

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT




                                     MADE BY




                            HOCKING VALLEY MALL, LLC,
                      a Delaware limited liability company
                                  ("MORTGAGOR")


                                       TO



                     GOLDEN AMERICAN LIFE INSURANCE COMPANY,
                      A DELAWARE CORPORATION ("MORTGAGEE")


================================================================================


This Mortgage prepared by and
after recording return to:

Ronald G. Hartman, Esquire
Reed Smith LLP
435 Sixth Avenue
Pittsburgh, Pennsylvania 15219

                                TABLE OF CONTENTS



ARTICLE I REPRESENTATIONS AND WARRANTIES..........................................................................5
         1.01.  Organization and Qualification....................................................................5
         1.02.  Authority and Authorization of Mortgagor..........................................................5
         1.03.  Execution and Binding Effect......................................................................5
         1.04.  Authorizations and Filings........................................................................5
         1.05.  Absence of Conflicts..............................................................................5
         1.06.  Financial Condition...............................................................................6
         1.07.  Defaults..........................................................................................6
         1.08.  Litigation........................................................................................6
         1.09.  Subdivision; Separate Assessment; Zoning; Parking.................................................6
         1.10.  Streets; Access...................................................................................7
         1.11.  Utility Services..................................................................................7
         1.12.  Flood Area; Filled Land...........................................................................7
         1.13.  Title.............................................................................................7
         1.14.  Hazardous Substances..............................................................................7
         1.15.  Present Compliance with Laws......................................................................8


ARTICLE II COVENANTS AND AGREEMENTS OF MORTGAGOR..................................................................8
         2.01.  Payment of Secured Obligations....................................................................9
         2.02.  Maintenance; Repair; Alterations..................................................................9
         2.03.  Insurance.........................................................................................9
         2.04.  Delivery of Policies; Payment of Premiums........................................................11
         2.05.  Insurance Proceeds...............................................................................12
         2.06.  Assignment of Policies Upon Foreclosure..........................................................13
         2.07.  Indemnification; Subrogation; Waiver of Offset...................................................13
         2.08.  Taxes and Impositions............................................................................14
         2.09.  Utilities........................................................................................17
         2.10.  Actions Affecting Mortgaged Property.............................................................17
         2.11.  Actions by Mortgagee to Preserve Mortgaged Property..............................................17
         2.12.  Performance; Survival............................................................................17
         2.13.  Eminent Domain...................................................................................18
         2.14.  Inspections......................................................................................19
         2.15.  Liens............................................................................................19
         2.16.  Mortgagee's Powers...............................................................................19
         2.17.  Financial Statements; Annual Rent Roll...........................................................20
         2.18.  Mortgagor's Existence and Authorizations.........................................................20
         2.19.  Other Liens......................................................................................20
         2.20.  Change of Title..................................................................................20
         2.21.  Compliance with Laws; Etc........................................................................22
         2.22.  Environmental Indemnification....................................................................22
         2.23.  Prohibition on Dry Cleaning Establishment........................................................24


ARTICLE III ASSIGNMENT OF LEASES.................................................................................24
         3.01  Assignment of Leases and Rents....................................................................24
         3.02. Covenants as to Leases............................................................................24


ARTICLE IV  SECURITY AGREEMENT...................................................................................24
         4.01.  Creation of Security Interest....................................................................25
         4.02.  Covenants Regarding Personal Property............................................................25


ARTICLE V  EVENTS OF DEFAULT; REMEDIES...........................................................................26
         5.01.  Events of Default................................................................................26
         5.02.  Remedies.........................................................................................28
         5.03.  Application of Proceeds..........................................................................32
         5.04.  Right to Sue Without Prejudice...................................................................32
         5.05.  Power to Modify Documents........................................................................32
         5.06.  Remedies Cumulative..............................................................................33
         5.07.  Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption.................................33


ARTICLE VI  MISCELLANEOUS........................................................................................33
         6.01.  Giving of Notice.................................................................................33
         6.02.  Governing Law....................................................................................35
         6.03.  Statements by Mortgagor..........................................................................35
         6.04.  Captions.........................................................................................35
         6.05.  Changes in Tax Law...............................................................................35
         6.06.  Further Assurances...............................................................................35
         6.07.  Amendments, Waivers, Etc.........................................................................36
         6.08.  No Implied Waiver................................................................................36
         6.09.  Expenses; Taxes; Attorneys' Fees.................................................................36
         6.10.  Jurisdiction; Etc................................................................................37
         6.11.  Interpretation...................................................................................37
         6.12.  Invalidity of Certain Provisions.................................................................37
         6.13.  Severability.....................................................................................38
         6.14.  Time of Essence; Duration; Survival..............................................................38
         6.15.  Successors and Assigns...........................................................................38
         6.16.  Subrogation......................................................................................38
         6.17.  Repayment after Acceleration; Prepayment.........................................................38
         6.18.  Advances.........................................................................................38
         6.19   Limitation of Liability..........................................................................39

EXHIBIT "A" - Legal Description
----------

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                    ----------------------------------------

                         MAXIMUM PRINCIPAL INDEBTEDNESS
                           NOT TO EXCEED $4,500,000.00

                  THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT (this "MORTGAGE"), dated as of the 17 day of January, 2002 by HOCKING VALLEY MALL, LLC, a Delaware limited liability company (the "MORTGAGOR") having an address c/o Glimcher Properties Corporation, 20 South Third Street, Columbus, Ohio 43215 in favor of GOLDEN AMERICAN LIFE INSURANCE COMPANY, a Delaware corporation having an address c/o ING Investment Management, 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327-4349 (the "MORTGAGEE").

                               W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Mortgagor has executed and delivered to Mortgagee its $4,500,000.00 Mortgage Note of even date herewith ("the NOTE") wherein Mortgagor promises to pay to Mortgagee the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND and No/100 DOLLARS ($4,500,000.00) in lawful money of the United States of America (or so much thereof as shall have been disbursed by Mortgagee), with interest thereon at the rate and times, in the manner and according to the terms and conditions specified in the Note, all of which are incorporated herein by reference.

                  NOW, THEREFORE, in consideration of the indebtedness described above together with interest on such indebtedness, as well as the payment of all other sums of money secured hereby, as hereinafter provided, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, and in order to secure:

                  (a) Payment of the indebtedness evidenced by the Note, and any and all modifications, extensions and renewals thereof, including indebtedness arising as a result of advances made in the future, and all interest provided for in the Note;

                  (b) Payment and performance of all obligations of Mortgagor under any agreement made by Mortgagor or between Mortgagor and Mortgagee related to the use of the loan proceeds evidenced by the Note, and of each agreement of Mortgagor incorporated by reference therein or herein, or contained therein or herein;

                  (c) Payment and performance of all obligations of Mortgagor under the Loan Documents (as hereinafter defined);

                  (d) Payment of all sums advanced by Mortgagee in accordance herewith to protect the Mortgaged Property or Mortgagee's interests therein, with interest thereon at the highest Default Rate specified in the Note;

                  (e) Payment of all other sums, with interest thereon, which may be now or hereafter loaned to Mortgagor, or its successors or assigns on behalf of the Mortgaged Property, by Mortgagee, and also any additional sums not related to the loan which is evidenced by the Note (the "LOAN"), when evidenced by a promissory note or notes executed by Mortgagor reciting that such sums are or are to be secured by this Mortgage; and

                  (f) Payment and performance of all obligations and agreements of Mortgagor contained herein or incorporated herein by reference or evidencing or securing the indebtedness secured hereby;

(all of the foregoing being hereinafter collectively referred to as the "SECURED OBLIGATIONS"), Mortgagor does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, grant a security interest in, set over and confirm unto Mortgagee, its successors and assigns, all of Mortgagor's estate, right, title, interest, property, claim and demand, now owned or held or hereafter acquired or arising, in and to the following property and rights:

                  ALL that certain real property situate in the City of Lancaster, County of Fairfield, State of Ohio and more particularly described in EXHIBIT "A" attached hereto and made a part hereof (the "LAND");

                  TOGETHER WITH all leasehold estates of Mortgagor as lessor, if any, and all right, title and interest of Mortgagor in and to all leases, if any, covering the Land or any portion thereof now or hereafter existing or entered into (collectively, "LEASES"), and all right, title and interest of Mortgagor thereunder, including, without limitation, all cash or security deposits, rentals, additional rentals, percentage rentals, advance rentals, and deposits, maintenance payments or common area payments or payments of similar nature (collectively, "LEASE RENTS");

                  TOGETHER WITH all interests, estate or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Land;

                  TOGETHER WITH any and all tenements, hereditaments and appurtenances belonging to the Land or any part thereof or in any way appertaining thereto, and all streets, alleys, passage ways, areas and sidewalks, water courses, water rights and all leasehold estates, all easements, rights of way and public places, and all strips and gores of land adjacent thereto or used in connection therewith, rights of access or similar benefit now existing or hereafter created for the benefit of the Land or the Mortgagor or any subsequent owner or tenant of the Land over ground adjoining or adjacent to the Land and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Mortgagor in and to the Land or any part thereof;

                  TOGETHER WITH all right, title and interest of Mortgagor in and to any and all buildings, structures and improvements now or hereafter erected on the Land, together with all the fixtures, attachments, appliances, equipment, machinery and other articles attached to said buildings and improvements (the "IMPROVEMENTS");

                  TOGETHER WITH all right, title and interest of Mortgagor in and to all tangible personal property (the "PERSONAL PROPERTY") now or hereafter owned or leased by Mortgagor, as lessee, and now or at any time hereafter located on or at the Land and necessary for or used or useful for operating the Land for its current and intended uses, including, and not limited to: all building supplies and equipment (including fire sprinklers and alarm systems, office air conditioning, heating, electronic monitoring, window or structural cleaning rigs, maintenance equipment for exclusion of vermin or insects, removal of dust, refuse or garbage and all similar equipment of every kind) and all floor coverings, window coverings, attached lighting fixtures and all insurance proceeds related to the foregoing;

                  TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Mortgagor now has or may hereinafter acquire in the Land, and any and all awards made for the taking by eminent domain or condemnation, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Land, Improvements and Personal Property, including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages; and

                  TOGETHER WITH all right, title and interest of Mortgagor in and to all guarantees, and reserve accounts or escrows now or hereafter created and the funds established thereby pursuant to this Mortgage and the Note;

                  TOGETHER WITH all the remainder or remainders, reversion or reversions, rents, revenues, issues, profits, royalties, income and other benefits derived from any of the foregoing, including the Lease Rents (collectively, the "RENTS"), all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the Secured Obligations, notwithstanding the fact that the same may not then be due and payable, subject, however, to the right of Mortgagor to receive and use the same unless and until an Event of Default (as hereinafter defined) shall occur;

                  TOGETHER WITH all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including all proceeds of the insurance required to be maintained by this Mortgage, all awards or other compensation heretofore or hereafter made to Mortgagor as the result of any Condemnation (as defined in Section 2.13), all awards for changes of the grades of streets and all awards for severance damages, all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, subject to Sections 2.05 and 2.13, to apply the same to the payment of the Secured Obligations, notwithstanding the fact that the same may not then be due and payable;

                  TOGETHER WITH any monies deposited with Mortgagee pursuant to the terms hereof or of any other Loan Document and all proceeds thereof;

                  TOGETHER WITH all equipment, inventory, accounts, contract rights, general intangibles, instruments, documents and chattel paper (as those terms are defined in the Uniform Commercial Code) of Mortgagor; and

                  TOGETHER WITH all proceeds, both cash and non-cash, of any and all of the foregoing.

                  All of the above mentioned Property, Improvements, Personal Property, Rents, and the balance of the entire estate, property and interest hereby conveyed to Mortgagee, is sometimes hereafter collectively referred to as the "MORTGAGED PROPERTY".

                  This Mortgage, the Note, the Assignment of Leases and Rents (as defined in Section 3.01), the Environmental Indemnification Agreement (as defined in Section 2.22), that certain Borrower's Affidavit of even date herewith given by Mortgagor to Mortgagee, that certain Lease Renewal Escrow Agreement of even date herewith among Mortgagor, Mortgagee and Holliday Fenoglio Fowler L.P., as escrow agent, and any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby and any guaranty thereof are sometimes hereinafter collectively referred to as the "LOAN DOCUMENTS".

                  TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, to its own use forever.

                  PROVIDED ALWAYS, NEVERTHELESS, and this Mortgage is upon the express condition that, if Mortgagor pays to Mortgagee the principal sum advanced pursuant to the Loan Documents, the interest thereon and all other sums payable by Mortgagor to Mortgagee which constitute Secured Obligations, in accordance with the provisions of the Loan Documents, at the times and in the manner specified, without deduction, defalcation, fraud or delay, and Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in the other Loan Documents, then this Mortgage and the estate hereby granted shall cease and become void. Mortgagor agrees to pay all costs, expenses and fees associated with the preparation, execution, delivery and recording of a satisfaction or release of this Mortgage.

                                    ARTICLE I
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Mortgagor represents and warrants to Mortgagee, its successors and assigns, as follows:

                  1.01. ORGANIZATION AND QUALIFICATION. (a) Mortgagor is duly formed and validly existing as a limited liability company under the Laws (as defined in Section 1.06) of the State of Delaware with a stated term beyond the term of the Loan, is duly qualified to do business and is in good standing under the Laws of the State of Ohio, and has full power to conduct its business as presently conducted.

                  (b) Glimcher Properties Limited Partnership, the managing member of Mortgagor, is duly formed and validly existing under the laws of the State of Delaware with a term beyond the term of the Loan, is duly qualified to do business and is in good standing under the laws of the State of Ohio and has full power to conduct its business as presently conducted.

                  1.02. AUTHORITY AND AUTHORIZATION OF MORTGAGOR. Mortgagor has full power and authority to own the Mortgaged Property, to execute and deliver the Note, this Mortgage and the other Loan Documents and to perform its obligations hereunder and under the Note and the other Loan Documents, and all such action has been duly and validly authorized by all necessary partnership action on its part.

                  1.03. EXECUTION AND BINDING EFFECT. This Mortgage, the Note and the other Loan Documents to which Mortgagor is a party have been duly and validly executed and delivered by Mortgagor and constitute legal, valid and binding obligations of Mortgagor, enforceable in accordance with the terms hereof and thereof.

                  1.04. AUTHORIZATIONS AND FILINGS. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority is or will be necessary or advisable in connection with the execution and delivery of this Mortgage, the Note or the other Loan Documents, consummation of the transactions herein or therein contemplated or performance of or compliance with the terms and conditions hereof or thereof. As used herein the term "GOVERNMENTAL AUTHORITY" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  1.05. ABSENCE OF CONFLICTS. Neither the execution and delivery of this Mortgage, the Note or the other Loan Documents nor consummation of the transactions herein or therein contemplated nor performance of or compliance with the terms and conditions hereof or thereof will (a) violate any Law, (b) conflict with or result in a breach of or a default under the operating agreement or the certificate of formation of Mortgagor, or any agreement or instrument to which Mortgagor is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (c) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Mortgagor. As used herein, the term "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of, or permit, approval or license granted by, any Governmental Authority, including without limitation those relating to zoning, subdivision, building, safety, fire protection, accessibility to, usability by or discrimination against disabled individuals, or environmental matters.

                  1.06. FINANCIAL CONDITION. The financial statements of Mortgagor heretofore furnished to Mortgagee were prepared in accordance with generally accepted accounting principles consistently applied in the United States and present fairly the financial condition at the respective dates indicated therein and the results of operations and cash flows for the respective periods indicated therein of Mortgagor. Since the dates of the most recent of such financial statements for Mortgagor, there has been no material adverse change in the business, operations, condition (financial or otherwise) or prospects of Mortgagor from that reflected in such financial statements.

                  1.07. DEFAULTS. No Event of Default, nor any circumstance, event or occurrence which, except for the passage of time or the giving of notice or both would constitute an Event of Default (a "POTENTIAL DEFAULT"), has occurred and is continuing or exists.

                  1.08. LITIGATION. There is no pending or (to Mortgagor's knowledge after due inquiry) threatened proceeding by or before any Governmental Authority against or affecting Mortgagor or the Mortgaged Property which if adversely decided would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of Mortgagor or on the ability of Mortgagor to perform its obligations under the Loan Documents or on the ownership or operation of the Improvements.

                  1.09. SUBDIVISION; SEPARATE ASSESSMENT; ZONING; PARKING. The Land is comprised of two (2) entire tax parcels under applicable Laws regulating subdivision and land development and may be leased, transferred or mortgaged without the approval of any Governmental Authority having jurisdiction to regulate or control subdivision or land development. The two entire tax parcels comprising the Land are assessed separately from all other lands for purposes of ad valorem taxation. All requirements of every Governmental Authority pertaining to the Land and the Improvements, including without limitation zoning, have been complied with. The Land is presently zoned "CH Zoning District", which classification permits the present and intended use of the Land. No variances, reliance on adjacent property or special exception is required for the Improvements. If all or any part of the Improvements are damaged or destroyed, the Improvements can, under presently applicable Laws, be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist without violating any zoning or other ordinances presently applicable thereto and without the necessity of obtaining any variances or other relief from local Laws. Neither the zoning classification or any other right to construct, use or operate any Improvements or the Land is in any way dependent upon or related to any real estate other than the Land. The Land contains such parking spaces as are required by applicable Law and by all Leases or subleases of the Land.

                  1.10. STREETS; ACCESS. All streets necessary for the full utilization of the Land for its intended purpose have been completed or the necessary rights-of-way therefor acquired by or dedicated to the appropriate Governmental Authority. The Land abuts upon a physically open, publicly dedicated right of way known as Memorial Boulevard, Route 33, and Mortgagor, its tenants and business visitors have direct, lawful, unobstructed, adequate and unimpaired vehicular and pedestrian access to and from said right of way.

                  1.11. UTILITY SERVICES. All utility services necessary for the ownership of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including water supply and sanitary and storm sewer facilities and gas, electric and telephone facilities.

                  1.12. FLOOD AREA; FILLED LAND. Portions of the Land are located within an area designated as Flood Zone AE and X, shown on U.S. Department of H.U.D. Flood Insurance Boundary Map No. 390161 0003 D or special flood hazard map published by the Federal Emergency Management Administration, as shown on the ALTA/ACSM Land Title Survey dated January 3, 2002, prepared by Tobin-McFarland Surveying, Inc. No portion of the Land or the Improvements are located on filled in land.

                  1.13. TITLE. Mortgagor (a) has good and marketable fee simple title to the Land and the Improvements and has good title to all Personal Property and other property and rights comprising the Mortgaged Property, subject to no mortgage, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature except Permitted Encumbrances (as defined in this Section 1.13), and (b) has full power and lawful authority to grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, grant a security interest in, set over and confirm unto Mortgagee, and its successors and assigns, the Mortgaged Property as herein provided. Mortgagor will forever warrant and defend the title to the Mortgaged Property and the validity and first priority of the lien or estate, and the security interest, created hereby against the claims and demands of all persons whomsoever. As used herein the term "PERMITTED ENCUMBRANCES" means the easements, rights of way and other exceptions set forth in Schedule B of the title policy insuring the lien of this Mortgage.

                  1.14. HAZARDOUS SUBSTANCES. To the best of Mortgagor's knowledge after reasonable inquiry, and except as disclosed in the Phase I Environmental Site Assessment dated January 4, 2002 prepared by Professional Services Industries, Inc. and delivered to Mortgagee, the Mortgaged Property does not contain any Hazardous Substances which, for purposes of this Section 1.14, shall mean and include: (i) those substances included within the definition of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances", or "solid waste" in any Environmental Law (as hereinafter defined); (ii) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (iii) those other substances, materials and wastes which are or become regulated under any applicable Environmental Law, or which are or become classified as hazardous or toxic by any such

Environmental Law; and (iv) any material waste or substance which is any of the following: (1) asbestos; (2) poly-chlorinated biphenyl; (3) designated or listed as a "hazardous substance" pursuant to Section 311 or Section 307 of the Clean Water Act (33 U.S.C. Section 1251 ET SEQ.); (4) explosive; (5) radioactive; (6) a petroleum product; or (7) infectious waste. Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (A) which are used or disposed of by Mortgagor or used or sold by tenants of the Mortgaged Property in the ordinary course of their respective business, (B) the presence of which product is not prohibited by applicable Environmental Law, and (C) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

For purposes of this Section 1.14, the term "Environmental Law" shall mean and include any federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following and their respective successor amendments or provisions: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 ET SEQ. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 ET SEQ. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C.
Section 1801 ET SEQ.; the Toxic Substance Control Act, as amended, 15 U.S.C.
Section 2601 ET SEQ.; the Clean Air Act, as amended, 42 U.S.C. Section 1857 ET SEQ.; the Federal Water Pollution Control Act, as amended, 42 U.S.C. Section 1251 ET SEQ.; and the rules, regulations and ordinances of the United States Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Mortgaged Property or the use of operation of the Mortgaged Property. Mortgagor has not received, handled, used, stored, treated, shipped or disposed of any Hazardous Substances. No release or threatened release of Hazardous Substances has occurred on or in the Mortgaged Property. There is no civil, criminal or administrative action, suit, demand, claim, hearing, lien, notice or demand letter, notice of violation, investigation or proceeding pending or threatened with respect to the condition, use or occupancy of the Mortgaged Property which relates to Hazardous Substances or any Environmental Law referred to in this Section 1.14.

                  1.15. PRESENT COMPLIANCE WITH LAWS. To the best of Mortgagor's knowledge, the Mortgaged Property and Mortgagor's operations at the Mortgaged Property are in compliance with all applicable Laws and private covenants. Neither Mortgagor nor any agent of Mortgagor has received any notification from any Governmental Authority claiming that there has been any violation of any Law applicable to the Mortgaged Property or Mortgagor's operations at the Mortgaged Property or requiring compliance with any such Law.


                                   ARTICLE II
                      COVENANTS AND AGREEMENTS OF MORTGAGOR
                      -------------------------------------

                  Mortgagor hereby covenants and agrees, for itself and its successors and assigns:

                  2.01. PAYMENT OF SECURED OBLIGATIONS. To pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, and the charges, fees and all other sums as provided in the Loan Documents, and all principal of and interest on any future advance secured hereby, and all other amounts constituting Secured Obligations.

                  2.02. MAINTENANCE; REPAIR; ALTERATIONS. To keep or cause to be kept the Mortgaged Property in good condition and in a rentable and tenantable state of repair; to make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and non-structural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen; to not remove, demolish or substantially alter (except such alterations as may be required by Laws or as otherwise expressly permitted hereby) any of the Improvements; to promptly restore or complete, in good and workmanlike manner and in compliance with all Laws, private covenants and insurance requirements, any Improvements and or Personal Property which may be damaged or destroyed by casualty (whether or not insured against or insurable) or by any Condemnation, with Improvements or Personal Property of equivalent value and utility, whether or not the proceeds of insurance required hereunder or the award payable in respect of such Condemnation are sufficient for the purpose or are available to Mortgagor pursuant to Sections 2.05 or 2.13 for such purpose, and to promptly pay when due all claims for labor performed and materials furnished therefor; to comply with all Laws, covenants, conditions and restrictions now or hereafter affecting the Mortgaged Property or any part thereof or requiring any alterations or improvements, whether foreseen or unforeseen, including but not limited to those relating to environmental Laws and Laws relating to accessibility to, usability by and discrimination against disabled individuals; not to commit or permit any waste or deterioration of the Mortgaged Property (ordinary wear and tear excepted); to keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; to comply with the provisions of any Lease; not to commit, suffer or permit any act to be done in or upon the Mortgaged Property in violation of any Law; and not to permit the Mortgaged Property to become abandoned or unguarded.

                  2.03. INSURANCE. To at all times provide, maintain and keep in force the following insurance coverage with respect to the Mortgaged Property:

                         (a) Insurance against loss or damage to the
Improvements by fire, lightning, windstorm, explosion, riot, riot attending a strike, civil commotion, aircraft and vehicles, smoke and such other hazards as are covered by insurance of the type now known as "fire and extended coverage", vandalism, malicious mischief and such other hazards as are covered by so-called "all risk to physical loss" insurance, and such other insurable hazards as, under good insurance practices, from time to time are insured against for improvements and personal property having similar functions and uses in the area where the Improvements and Personal Property are located, in an amount not less than (i) the full replacement cost of the Improvements and Personal Property without deduction for physical depreciation, including the cost of debris removal (exclusive of the cost of excavations, foundations and footings below the lowest basement floor), or (ii) the amount necessary to avoid Mortgagor being or becoming a co-insurer with Mortgagee under the terms of the applicable policies or by applicable Law, but in any event not less than $4,500,000.00 and with not more than $5,000 deductible from the loss payable for any casualty. All insurable buildings and personal property or easily removable real estate items or fixtures encumbered by this Mortgage must be adequately insured pursuant to this Section 2.03(a). The policies of insurance carried in accordance with this subparagraph (a) shall provide for an annual review to ascertain, among other things, the then pertaining "replacement cost endorsement";

                         (b) Comprehensive general liability insurance
(including coverage for elevators and escalators, if any, on the Mortgaged Property and, if any completion or construction of new Improvements occurs after execution of this Mortgage, completed operations coverage for two years after construction of all Improvements has been completed) on an "occurrence basis" against claims for "personal injury", including without limitation bodily injury, death or property damage occurring on, in or about the Land and the adjoining streets, sidewalks and passageways, such insurance to be in a minimum amount of $3,000,000 per person and $3,000,000 per occurrence, together with excess or umbrella liability in the minimum amount of $3,000,000 naming Mortgagee as additional insured and with not more than $5,000 deductible from the loss payable for any such occurrence;

                         (c) Worker's compensation insurance (including
employer's liability insurance, if requested by Mortgagee) for all employees of Mortgagor engaged on or with respect to the Mortgaged Property in such amount as is reasonably satisfactory to Mortgagee, or, if such limits are established by law, in such amounts;

                         (d) During the course of any repair of Improvements on
the Land at a cost in excess of $100,000, builder's completed value risk insurance against "all risks of physical loss", including work in place, collapse and transit coverage, during construction of such Improvements, with deductibles not to exceed $5,000, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Said policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement;

                         (e) To the extent applicable, as determined by
Mortgagee, boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from any such breakdown, in such amounts as are from time to time satisfactory to Mortgagee;

                         (f) If the Land is in an area designated as a special
flood hazard area by the Federal Emergency Management Agency, such flood insurance as is available and reasonably acceptable to Mortgagee;

                         (g) Insurance against loss of "rental value" sufficient
to cover actual loss sustained in an amount not less than twelve (12) months of rent payments for the Mortgaged Property; and

                         (h) Such other insurance, and in such amounts, as may
from time to time be reasonably required by Mortgagee against the same or other hazards which may now or hereafter arise.

                  2.04. DELIVERY OF POLICIES; PAYMENT OF PREMIUMS. That all policies of insurance required hereby shall be issued by companies and in amounts in each company satisfactory to Mortgagee:

                        (a) All policies of insurance required by the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Mortgagor. All policies of insurance shall be subject to the approval of Mortgagee as to insurance companies, amounts, expiration dates, form and content and shall name Mortgagee as an additional insured. In furtherance and not in limitation of the foregoing, all such policies must have no less than an A.M. Best Company's Key Rating Guide Class A-VII category designation, and are to be obtained by Mortgagor and held by Mortgagee's correspondent, Holliday Fenoglio Fowler, L.P., or such other person as may be from time to time designated by Mortgagee. All policies of insurance maintained by Mortgagor pursuant to clauses (a) and (d) of
Section 2.03 shall contain the "replacement cost endorsement". All policies of insurance covering risks of physical loss shall provide the losses thereunder shall be payable to Mortgagee pursuant to a standard first mortgagee endorsement, without contribution, substantially equivalent to the New York Standard Mortgage Endorsement. At least thirty (30) days prior to the expiration of any policy of insurance, Mortgagor shall furnish Mortgagee with evidence satisfactory to Mortgagee of the payment of the premium for, and the reissuance of a policy continuing, such insurance is required by this Mortgage. All policies of insurance shall contain a waiver by the insurer of all rights of subrogation to any rights of Mortgagee and all rights of set-off, counterclaim or deduction against the insureds. All policies of insurance shall also contain a provision to the effect that any cancellation of or amendment to such insurance, including any reduction in the scope or limits of coverage, shall not be effective as to Mortgagee without at least thirty (30) days' prior written notice to Mortgagee. Mortgagor shall not take out separate insurance with respect to the Mortgaged Property concurrent in form or contributing in the event of loss with that required by this Mortgage unless the same shall contain a standard non-contributory lender's loss payable endorsement in favor of and in scope and form satisfactory to Mortgagee. The policy shall not carry a co-insurance clause or other clause limiting the amount of coverage under any conditions.

                        (b) In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by Section 2.03 and by this Section 2.04, Mortgagee may procure such insurance or single-interest insurance for such risks covering Mortgagee's interest, and Mortgagor will pay all premiums thereon promptly upon demand by Mortgagee, and until such payment is made by Mortgagor the amount of all such premiums together with interest thereon at the Default Rate set forth in the Note shall be evidenced by the Note, shall be immediately due and payable and shall be secured by this Mortgage.

                        (c) Mortgagor shall pay to Mortgagee on the day monthly installments of principal and interest are due under the Note, until the Note is paid in full, an amount equal to one-twelfth (1/12th) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Mortgage. Such sums shall be held in escrow by Holliday Fenoglio Fowler, L.P., or such other person as may be from time to time designated by Mortgagee. Mortgagor further agrees, upon Mortgagee's request, to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Mortgagee at least thirty (30) days prior to the expiration or termination date thereof. Upon receipt of such bills, statements or other documents, and provided Mortgagor has deposited sufficient funds with Mortgagee pursuant to this Section 2.04, Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. If at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may then or subsequently be due, Mortgagee shall notify Mortgagor and Mortgagor shall immediately deposit an amount equal to such deficiency with Mortgagee. Funds deposited with Mortgagee pursuant to this Section 2.04 in an account or accounts designated for such deposits may be commingled by Mortgagee with similar deposits by other mortgagors and, to the extent permitted by applicable Law, shall not bear interest.

                  2.05. INSURANCE PROCEEDS. That after the happening of any casualty to the Mortgaged Property or any part thereof, Mortgagor shall give prompt written notice thereof to Mortgagee.

                        (a) In the event of fire or other casualty during the term of the Note, then the proceeds of any insurance policies carried by Mortgagor shall be paid over to Mortgagee, and may be used at the sole, absolute and exclusive option of Mortgagee toward repayment of the Loan or to restore or repair the damaged Mortgaged Property. In the event Mortgagee elects to make such funds available for repair or restoration of the Mortgaged Property, then such funds shall be disbursed under disbursement procedures determined by Mortgagee and in accordance with Mortgagee's customary construction loan practices, including, without limitation, Mortgagee's holding of all funds in a construction account for disbursement upon appropriate certification and Mortgagee's right of prior approval of plans, contracts and costs; provided, however, that if such casualty results in the payment of proceeds in an amount not exceeding $200,000 and so long as no Event of Default or Potential Default has occurred and is continuing, such proceeds shall be made available to Mortgagor upon the complete restoration of the Mortgaged Property. Prior to the release of such funds, Mortgagor shall: (i) complete all work necessary to restore the Mortgaged Property substantially to its condition immediately prior to the casualty; (ii) provide evidence satisfactory to Mortgagee of adequate insurance coverage for such restoration and repair work; (iii) furnish Mortgagee with executed lien waivers; (iv) obtain an endorsement to the mortgagee policy of title insurance in form and substance acceptable to Mortgagee; and (v) furnish Mortgagee with executed estoppels from major tenants of the Mortgaged Property evidencing no default or right of offset resulting from the casualty, affirming that the subject lease is in full force and effect and addressing such other matters as Mortgagee may specify. If no restoration or repair is required, and under all circumstances to the extent not used for restoration or repair, the proceeds of such insurance shall, at the sole option of

Mortgagee, be applied by Mortgagee in reduction of the principal balance of the Note, without penalty, and not toward any restoration or repair.

                        (b) Nothing herein contained shall be deemed to excuse Mortgagor from repairing or maintaining the Mortgaged Property as provided in
Section 2.02 hereof or restoring all damage or destruction of the Mortgaged Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Mortgagee of any insurance proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

                  2.06. ASSIGNMENT OF POLICIES UPON FORECLOSURE. That in the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Mortgagor in and to all policies of insurance required by this Mortgage shall and must inure to the benefit of and pass to the successor in interest to Mortgagor or the purchaser or grantee of the Mortgaged Property.

                  2.07. INDEMNIFICATION; SUBROGATION; WAIVER OF OFFSET.

                        (a) That in the event Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property or any part thereof or therein, or in the occupancy thereof by Mortgagor or persons claiming through the Mortgagor, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or because of the breach by Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, Mortgagor shall pay to Mortgagee reasonable attorneys' fees and expenses, and the right to such reasonable attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor, Mortgagor shall pay Mortgagee attorneys' fees and all other expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of breach.

                        (b) To waive any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause whatsoever.

                        (c) That all sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Land or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagor, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagor, or by any court, in any such proceeding; (v) any claim which Mortgagor has or might have against Mortgagee;
(vi) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

                  2.08. TAXES AND IMPOSITIONS.

                        (a) Subject to the provisions of clause (d) of this
Section 2.08, to pay all real property taxes and assessments, general and special, and all other taxes and assessments or payments in lieu of taxes of any kind or nature whatsoever, including without limitation non-governmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, together with any other charge or similar payment which create, may create or appear to create or could create a lien upon the Mortgaged Property or the Improvements, or any part thereof, or upon any Personal Property, equipment or other facilities used in the operation or maintenance thereof (all of which taxes, assessments and other governmental and non-governmental charges of like nature are hereinafter referred to as "IMPOSITIONS"); provided, however, that so long as no Event of Default or Potential Default has occurred and is continuing, if, by law, any such Imposition is payable, or at the option of the taxpayer may be legally paid, in installments without delinquency, interest or penalty, Mortgagor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

                        (b) Subject to the provisions of clause (d) of this
Section 2.08, that if at any time after the date hereof there shall be assessed or imposed by any Law now or hereafter enacted (i) a tax or assessment on the Mortgaged Property in lieu of or in addition to the Impositions payable by Mortgagor pursuant to clause (a) of this Section 2.08, or (ii) a license fee, mercantile, business privilege or any other tax or assessment on Mortgagee and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, (all such taxes, assessments or fees shall be deemed to be included within the term "IMPOSITIONS" as defined in clause (a) of this
Section 2.08), and Mortgagor shall fail to pay and discharge the same as herein provided with respect to the payment of Impositions then, at the option of Mortgagee, and with or without notice to Mortgagor, Mortgagee may pay same, and all such obligations shall be secured hereby and, together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Mortgagor shall have no obligation to pay any income, excess profits or similar tax based on and measured by net profits or gross profits levied on Mortgagee or on the obligations secured hereby.

                        (c) Subject to the provisions of clause (d) of this
Section 2.08, to furnish Mortgagee at least 15 days prior to the date upon which any penalty or interest may be payable by Mortgagor, official receipts of the appropriate taxing authority, or other proof satisfactory to Mortgagee, evidencing the payments thereof.

                        (d) That, so long as no Event of Default or Potential Default has occurred and is continuing, Mortgagor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor's covenant to pay any such Imposition at the time and in the manner provided in this Section 2.08, unless, at Mortgagee's sole option, Mortgagor: (i) shall immediately demonstrate to Mortgagee's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, and to satisfy such Imposition prior to final determination of such proceedings; or (ii) shall furnish a good and sufficient bond or surety as requested by and satisfactory to Mortgagee, or another good and sufficient undertaking acceptable to Mortgagee as may be required or permitted by law to accomplish a stay of such proceedings. Mortgagee shall, in its sole discretion, determine whether Mortgagor has satisfied the conditions of this Section.

                        (e) Mortgagor shall pay to Mortgagee on the day that monthly installments of principal and interest are payable under the Note, until the Secured Obligations are paid in full, an amount equal to one-twelfth (1/12th) of the annual Impositions reasonably estimated by Mortgagee to pay the installment of taxes and assessments next due on the Mortgaged Property as provided for in the Note. Such sums shall be held in escrow by Holliday Fenoglio Fowler, L.P., or such other person as may be from time to time designated by Mortgagee. Mortgagor further agrees in such event to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Mortgagee unless Mortgagee notifies Mortgagor in writing to the contrary. Upon receipt of such bills, statements or other documents, and providing Mortgagor has deposited sufficient funds with Mortgagee pursuant to this Section 2.08, Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. If at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may then or subsequently be due, Mortgagee shall notify Mortgagor and Mortgagor shall immediately deposit an amount equal to such deficiency with Mortgagee. Should Mortgagor at any time fail to deposit with Mortgagee (exclusive of that portion of said payments which has been applied by Mortgagee on account of the principal of or interest on the indebtedness secured by the Loan Documents) sums which together with sums to be deposited herewith monthly will be sufficient to fully pay such Impositions at least thirty (30) days before delinquency thereof, Mortgagee may, at Mortgagee's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Mortgagee as herein elsewhere provided. Should any default occur or exist on the part of Mortgagor in the payment or performance of any of Mortgagor's obligations under the terms of the Loan

Documents, Mortgagee may, at any time and at Mortgagee's option, apply any sums or amounts held by Mortgagee, including any interest earned thereon, to the payment of any indebtedness or obligation of the Mortgagor secured hereby in such manner and order as Mortgagee may elect. The receipt, use or application of any such sums paid by Mortgagor to Mortgagee hereunder shall not be construed to affect the maturity of any of the Secured Obligations or any of the rights or powers of Mortgagee under the terms of the Loan Documents or any of the obligations of Mortgagor under any Loan Document. Funds deposited with Mortgagee pursuant to this Section 2.08 in an account or accounts designated for such deposits may be commingled by Mortgagee with similar deposits by other mortgagors, and, to the extent permitted by applicable law, shall not bear interest.

                        (f) Mortgagor covenants and agrees, to the extent permitted by law, not to suffer, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of real property taxes and the lien of personal property taxes shall be assessed, levied or charged to the Mortgaged Property as a single lien, nor shall the real property be assessed with any other real property which is not subject to the lien of this Mortgage.

                        (g) That if Mortgagor or any assign, successor or grantee of Mortgagor is or shall be or become a corporation or a limited or general partnership, it shall keep in effect its existence and rights as such corporation or partnership under the Laws of the state of its incorporation or formation and its right to own property and transact business in the state in which the Mortgaged Property is situated during the entire time that it has any ownership or other interest in the Mortgaged Property. For all periods during which the title to the Mortgaged Property or any part thereof shall be held by a corporation or other entity subject to corporate taxes or taxes similar to corporate taxes, Mortgagor shall file or cause to be filed returns for such taxes with the proper authorities, bureaus or department and shall cause to be paid, when due and before interest or penalties are due thereon, all taxes payable by such corporation or other entity to the United States, to such state of incorporation or formation and to the state in which the Mortgaged Property is situated and any political subdivision thereof, and shall produce to Mortgagee receipts showing payment of any and all such taxes, charges or assessments prior to the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges; provided, however, that Mortgagor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such taxes, charges or assessment in good faith and by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor's obligation to pay any such taxes, charges or assessments at the time such contest, objection and legal proceedings have been terminated or discontinued adversely to Mortgagor. Within ten (10) days of receipt thereof, Mortgagor shall produce to Mortgagee all settlements, notices of deficiency or overassessment and any other notices pertaining to Mortgagor's tax liability, which may be issued by the United States, the state in which the Mortgaged Property is situated and any political subdivision thereof. If at any time the United States or any department or bureau thereof shall require Internal Revenue stamps on the Note secured hereby, Mortgagor on demand shall pay for them with any interest or penalties payable thereon.

                  2.09. UTILITIES. To pay when due all utility charges which are incurred by Mortgagor for the benefit of the Mortgaged Property or which may become a charge or lien against the Mortgaged Property for gas, telephone, electricity, electronic equipment, water or sewer services furnished to the Mortgaged Property and all other assessments or charges of a similar nature, whether public or private, the Mortgaged Property or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

                  2.10. ACTIONS AFFECTING MORTGAGED PROPERTY. To appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee and to pay all costs and expenses, including cost of evidence of title and attorneys' fees, in any such action or proceeding in which Mortgagee may appear.

                  2.11. ACTIONS BY MORTGAGEE TO PRESERVE MORTGAGED PROPERTY. That should Mortgagor fail to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Mortgagee, in its own discretion, without obligation so to do and immediately upon giving notice to Mortgagor but without demand upon Mortgagor and without releasing Mortgagor from any obligation, may make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. In connection therewith (without limiting its general powers), Mortgagee shall have and is hereby given the right, but not the obligation: (i) to enter upon and take possession of the Mortgaged Property; (ii) to make additions, alterations, repairs and improvements to the Mortgaged Property which it may consider necessary or proper to keep the Mortgaged Property in good condition and repair;
(iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Mortgagee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien, Imposition or debt which in the sound judgment of Mortgagee may adversely affect or appears to affect the security of this Mortgage or be prior or superior hereto in lien, payment or priority; and (v) in exercising such powers, to pay necessary expenses, including fees and charges of counsel or other necessary or desirable consultants. Immediately upon demand therefor by Mortgagee, Mortgagor shall pay all costs and expenses incurred by Mortgagee in connection with the exercise by Mortgagee of the foregoing rights, with interest at the Default Rate including without limitation costs of evidence of title, court costs, appraisals, surveys and reasonable attorneys' fees.

                  2.12. PERFORMANCE; SURVIVAL. To fully and faithfully satisfy and perform the obligations of Mortgagor contained in the Loan Documents, and each agreement of Mortgagor incorporated by reference therein or herein, and any modification or amendment thereof. All representations, warranties and covenants of Mortgagor contained therein or incorporated by reference shall survive the closing and funding of the Loan and shall remain continuing obligations, warranties and representations of Mortgagor during any time when any portion of the Secured Obligations remain outstanding.

                  2.13. EMINENT DOMAIN. Should the Mortgaged Property, or any material part thereof or interest therein, be taken or damaged by reason of any public improvement or other eminent domain proceeding, or in any other manner ("CONDEMNATION") and the Mortgaged Property cannot be used thereafter for its intended purposes, or should Mortgagor receive any notice or other information regarding such proceeding, Mortgagor shall give prompt written notice thereof to Mortgagee and the following provisions shall apply:

                        (a) Mortgagee shall be entitled to all compensation for property taken or for damage to property not taken, awards and other payments or relief therefor whether as a result of such proceedings or in lieu thereof made to Mortgagor, to the extent of the outstanding principal sum under the Note, together with interest due to the date of payment and all other amounts constituting Secured Obligations, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceedings. Mortgagee also shall be entitled to make any compromise or settlement in connection with such condemnation or damage. All such compensation, awards, damages, rights of action and proceeds awarded to Mortgagor (the "PROCEEDS") are hereby assigned by Mortgagor to Mortgagee and the same shall be received and collected by Mortgagee, and Mortgagor agrees to execute such further assignments of the Proceeds and other instruments as Mortgagee may require. Such assignment shall not relieve Mortgagor of its obligations to continue to pay and perform the Secured Obligations or such portion thereof as remains unpaid after any application by Mortgagee pursuant to this Section 2.13 of the Proceeds to the Secured Obligations.

                        (b) In the event any lesser portion of the Mortgaged Property is so taken or damaged and there shall be no existing Event of Default or Potential Default, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with such Proceeds, Mortgagee may, at the option of Mortgagee, apply such Proceeds, after such deductions, to either the restoration of the Mortgaged Property not taken or condemned or to the Secured Obligations in such order as Mortgagee shall in its sole discretion determine. In either event, the Mortgaged Property must then be restored by Mortgagor to the use existing immediately prior to such taking or condemnation, and the utility, value, condition and character of the Mortgaged Property, as restored, must be at least equal to the value and utility and substantially similar to the condition and character as existed immediately prior to such taking or condemnation. Should Mortgagee elect to make the Proceeds available to Mortgagor for such restoration, the application of such Proceeds shall be subject to the same conditions as set forth in Section 2.05 hereof. To the extent such Proceeds are insufficient for such restoration, any deficiency must be deposited by Mortgagor with Mortgagee and expended prior to the Proceeds. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                        (c) In the event Mortgagee elects to rebuild as permitted by Section 2.05 and this Section 2.13, Mortgagor shall promptly obtain all required municipal approvals. If such approvals are not obtained within six
(6) months following receipt of the insurance or condemnation proceeds, as the case may be, by reason of failure to satisfy zoning, subdivision or environmental Laws, such failure shall constitute an Event of Default hereunder.

                  2.14. INSPECTIONS. That Mortgagee, or its agents, representatives or workers, are authorized to enter at any reasonable time or at any time in the event of an emergency upon or in any part of the Mortgaged Property for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Documents.

                  2.15. LIENS. That prior to the commencement of any construction or other improvements or similar work on the Mortgaged Property, to file or cause to be filed waivers of mechanics' liens in form and substance satisfactory to Mortgagee and to pay and promptly discharge, at Mortgagor's cost and expense, all liens, encumbrances and charges upon the Mortgaged Property, or any part thereof or interest therein. So long as there exists no Event of Default or Potential Default, and so long as neither Mortgagor or its successors or assigns, nor Mortgagee, or any of its officers, directors, employees or agents could thereby be subject to any civil or criminal liability, Mortgagor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided Mortgagor shall first deposit with Mortgagee a bond or other security satisfactory to Mortgagee in such amounts as Mortgagee shall require, plus costs, expenses, including attorneys' fees and interest, and provided further that Mortgagor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If Mortgagor shall fail to discharge any such lien, encumbrance or charge, or provide such security, then, in addition to any other right or remedy of Mortgagee, Mortgagee may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law and all funds advanced by Mortgagee to pay such obligations, liabilities, costs and expenses shall be reimbursed by Mortgagor upon demand by Mortgagee together with interest thereon until reimbursement at the Default Rate set forth in the Note; and all such advances with interest thereon as aforesaid shall be secured by this Mortgage and the other Loan Documents.

                  Mortgagee shall be and is hereby authorized and empowered to do, as mortgagee, all things provided in the Mechanics' Lien Laws of the State of Ohio, including without limitation Section 1311.14 of the Ohio Revised Code and all amendments or supplements thereto.

                  2.16. MORTGAGEE'S POWERS. That without affecting the liability of any other person liable for the payment or performance of any obligation herein mentioned, and without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid Secured Obligations, Mortgagee may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of the Secured Obligations, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option, any parcel, portion or all of the Mortgaged Property, (v) accept or release any other or additional security for the Secured Obligations, (vi) make compositions or other arrangements with debtors in relation thereto, or (vii) advance additional funds to protect the security hereof and pay or discharge the obligations of Mortgagor hereunder or under the Loan Documents, and all amounts so advanced, with interest thereon at the Default Rate set forth in the Note, shall be secured hereby.

                  2.17. FINANCIAL STATEMENTS; ANNUAL RENT ROLL. That Mortgagor will cause to be delivered to Mortgagee as soon as practicable, but in any event within ninety (90) days following the last day of each fiscal year of Mortgagor during the term of the Loan, unaudited annual financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the operation of the Mortgaged Property and Mortgagor for the previous fiscal year, certified to be complete, correct and accurate by an authorized officer of Mortgagor or the party whom the report concerns. A certified, current rent roll shall be delivered to Mortgagee by Mortgagor at such time. Mortgagor agrees to make the books and accounts relating to the Mortgaged Property available for inspection by Mortgagee or its representatives upon request at any reasonable time during normal business hours.

                  2.18. MORTGAGOR'S EXISTENCE AND AUTHORIZATIONS. That Mortgagor and any subsequent owner of any of the Land shall do all things necessary to preserve and keep in full force and effect its and their existence, franchises, rights and privileges as a corporation, partnership or trust, as the case may be, under the Laws of the state of its formation and its right to own property and transact business in the state in which the Land is situate, and shall not amend, modify, transfer, assign or cancel the partnership agreement or certificate of limited partnership of Mortgagor, or the partnership agreement, certificate of partnership or articles of incorporation or trust agreement, as applicable, of any subsequent owner as may be permitted by Mortgagee, without the prior written consent of Mortgagee.

                  2.19. OTHER LIENS. That without the prior written consent of Mortgagee, which may be granted or withheld in Mortgagee's sole discretion, Mortgagor shall not now or hereafter cause or permit to exist any other lien on the Land whether junior or senior to the lien of this Mortgage, excepting only the Permitted Exceptions and subject to the right of Mortgagor to contest mechanic's liens as set forth in, and in accordance with the terms of, Section
2.15 above.

                  2.20.  CHANGE OF TITLE.

                  (a) That, if title to the Mortgaged Property or any part thereof or any interest therein or any change in the ownership interests of Mortgagor or any legal entity comprising Mortgagor is terminated, dissolved, sold, assigned, transferred, conveyed, mortgaged, encumbered or otherwise changed (including any such changes as security for additional financing), whether voluntarily or involuntarily or by operation of law, or any lease which gives the tenant any option to purchase the Mortgaged Property or any part thereof is entered into, in any case without the prior written consent of Mortgagee, then in any such event, Mortgagee, at its sole option, may accelerate the Loan and declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable and shall have all other rights and remedies set forth herein. Any consent by Mortgagee to a change in ownership or to a change in the composition of Mortgagor may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the then unpaid principal balance of the Loan to a then-current market rate, and/or other terms and conditions as Mortgagee may impose in its sole discretion. For purposes hereof and particularly Sections 4.02(b) and 5.01(k), the terms "sell, assign, transfer or convey" shall include, in addition to the common and ordinary meanings of those terms and without limiting their generality, transfers made to a subsidiary or affiliated entity(ies), transfers to a reconstituted limited partnership or limited liability company, transfers made by any partnership or limited liability company to the individual partners or members, as applicable, or vice-versa, transfers made by a partner or member to other partners or members, as applicable, or to third parties, transfers by any corporation to its stockholders or vice-versa, any corporate merger or consolidation and transfers made by any individual(s) to any other individual(s) or any entity, or vice-versa.

                  (b) Notwithstanding anything to the contrary contained in
Section 2.20(a), and provided there is no outstanding uncured Event of Default or Potential Default, Mortgagee shall permit a one time transfer of the Mortgaged Property in its entirety, provided (i) the transferee has a financial and credit standing and management expertise acceptable to Mortgagee as equal to or greater than that of Mortgagor at the time of the original Loan approval;
(ii) assumption documents in form and substance satisfactory to Mortgagee are executed by the transferee; (iii) Mortgagee is paid a transfer fee equal to one percent (1%) of the then outstanding principal balance of the Loan; (iv) Mortgagor reimburses Mortgagee at closing for all reasonable fees and expenses incurred with respect to such transfer, including legal fees; (v) Mortgagee receives an endorsement to the Mortgagee's title policy, in form and substance acceptable to Mortgagee; and (vi) at Mortgagee's option, Mortgagee receives opinions of counsel and Mortgagor and transferee authorization documents in form and substance acceptable to Mortgagee. In addition, Mortgagee, in its sole judgment and discretion, may require individuals specifically named by Mortgagee to deliver to Mortgagee an environmental indemnification agreement on Mortgagee's standard form. The rights granted to Mortgagor in this Section 2.20 are personal to Mortgagor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Mortgagor from any liability to Mortgagee without the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Mortgagee deems necessary, execution by the principals of the transferee of Mortgagee's standard environmental indemnification agreement and such other requirements as Mortgagee may deem appropriate in its discretion. Mortgagor shall not be liable for any actions of the transferee taken from and after the closing and effective date of the transfer.

                  (c) Notwithstanding the foregoing, and provided there is no uncured Event of Default, Mortgagee will permit the transfer of title to the Mortgaged Property by Mortgagor to Glimcher Properties Limited Partnership, a Delaware limited partnership ("GPLP"), the sole member of Mortgagor, or to a wholly owned subsidiary of GPLP. Such transfer shall be without payment of any transfer fee, provided Mortgagee is promptly notified of such proposed transfer and provided with documentation evidencing the transfer and such transferee assumes all obligations and liabilities of Mortgagor under this Mortgage and the other Loan Documents.

                  2.21. COMPLIANCE WITH LAWS; ETC. That Mortgagor shall comply with all Laws and all private covenants which at any time are applicable to the Mortgaged Property or Mortgagor, and shall comply with the requirements of all policies of insurance required by this Mortgage and of the insurers under such policies. Mortgagor shall make any replacements, alterations or improvements to the Mortgaged Property as may be required by such Laws or such requirements even if unforeseen and/or extraordinary. So long as no Event of Default or Potential Default has occurred and is continuing, Mortgagor shall have the right, after prior written notice to Mortgagee, to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Mortgagee, the validity or application of any Law which does not subject Mortgagee to any criminal or civil liability, and Mortgagor may delay compliance with such Law until final determination of such proceeding if compliance with such Law may legally be delayed until, and such proceedings shall conclusively operate to prevent the enforcement of such Law prior to, such final determination; provided, however, that, if in the judgment of Mortgagee any lien or charge against the Mortgaged Property would or might be incurred by reason of such delay, Mortgagor shall furnish to and maintain with Mortgagee security, at all times satisfactory to Mortgagee, to assure the discharge of such lien or charge. Mortgagor shall keep, or cause to be kept, in full force and effect all licenses, permits and governmental authorizations and agreements necessary or desirable for the ownership, construction, occupancy, operation, management or use of the Mortgaged Property. Mortgagor shall preserve and maintain unimpaired any and all easements, rights of way, appurtenances and other interests and rights constituting any portion of the Mortgaged Property. At all times prior to the repayment in full of the Secured Obligations, there shall sufficient parking spaces on the Land so as to comply with all applicable Laws and all Leases or subleases of all or any portion of the Land.

                  2.22. ENVIRONMENTAL INDEMNIFICATION. (A) That Mortgagor, its successors and assigns (collectively referred to in this Section 2.22 as "Mortgagor") agrees to defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns (for purposes of this Section 2.22, collectively referred to in this Section 2.22 as "Mortgagee") from and against any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, penalties, costs, including but not limited to any cleanup costs, remediation costs, response costs and all expenses of any kind whatsoever, including claims arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Mortgagor, its predecessors in interest, third parties who have trespassed on the Mortgaged Property or parties in a contractual relationship with Mortgagor, or any of them, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Mortgagee, which:

                  1. Arises out of the actual, alleged or threatened migration, spill, leach, pour, empty, inject, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances ; or

                  2. Actually or allegedly arises out of the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water, or ground water containing Hazardous Substances; or

                  3. Arises out of the breach of any covenant, warranty or representation of Mortgagor regarding those matters set forth on Exhibit "B" to the Environmental Indemnification Agreement (as hereinafter defined); or

                  4. Arises out of a judicial or administrative action brought pursuant to any other Environmental Laws or any similar state environmental law that relates to the Mortgaged Property.

                  B. Mortgagor covenants and agrees that it will not use, handle, generate, treat, store or dispose of, or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Substances in, on, under, around or above the Mortgaged Property now or at any future time, except for those materials (provided same are properly handled, stored and managed) normally used in the maintenance or care of the Land and the majority of other similar properties, or materials used in the normal course of any tenant's business; provided such use is in accordance with applicable Environmental Laws, and Mortgagor will indemnify and save Mortgagee harmless from any and all actions, proceedings, claims and losses of any kind, including but not limited to those arising from injury to any person, including death, damage to or loss of use or value of real or personal property, and costs of investigation and cleanup or other environmental remedial work, which may arise in connection with Hazardous Substances from any source as they relate to the Mortgaged Property. The indemnification of Mortgagee by Mortgagor as set forth hereinabove shall survive the payment of the Loan secured hereby and satisfaction of this Mortgage.

                  C. If at any time it is determined that there are any Hazardous Substances located in, on, under, around or above the Mortgaged Property which are subject to any federal, state or local environmental Law or private agreement ("ENVIRONMENTAL REQUIREMENTS"), including Environmental Requirements requiring special handling of Hazardous Substances in their use, handling, collection, storage, treatment or disposal, Mortgagor shall immediately notify Mortgagee of such determination and Mortgagor shall commence with diligence within thirty (30) days after receipt of notice of the presence of the Hazardous Substances and shall continue to diligently take all appropriate action, at Mortgagor's sole expense, to comply with all such Environmental Requirements. The failure of Mortgagor to comply with all Environmental Requirements shall constitute an Event of Default hereunder.

                  D. This Section 2.22 is in addition to and not in limitation of that certain Environmental Indemnification Agreement of even date herewith (the "ENVIRONMENTAL INDEMNIFICATION AGREEMENT") given by Mortgagor to Mortgagee.

                  2.23. PROHIBITION ON DRY CLEANING ESTABLISHMENT OR OPERATIONS. Mortgagor shall not during the term of the Loan conduct or permit any tenant to conduct any on-site dry cleaning operations at the Mortgaged Property.


                                   ARTICLE III

                              ASSIGNMENT OF LEASES

                  3.01 ASSIGNMENT OF LEASES AND RENTS. Mortgagor hereby and also by a certain Assignment of Leases and Rents of even date herewith given by Mortgagor to Mortgagee ("ASSIGNMENT OF LEASES AND RENTS"), which Assignment of Leases and Rents is incorporated herein by reference as fully and with the same effect as if set forth herein at length, assigns and transfers to Mortgagee all existing and future Leases, and the Rents of the Mortgaged Property, and hereby gives to and confers upon Mortgagee the right, power and authority to collect such Rents of the Mortgaged Property. This Assignment is and is intended to be an absolute assignment from Mortgagor to Mortgagee and not merely the passing of a security interest or a conditional assignment, contingent only upon the privilege, which may be revoked by Mortgagee upon the occurrence of an Event of Default, of the Mortgagor to collect Rents in accordance with the Assignment of Leases and Rents.

                  3.02. COVENANTS AS TO LEASES. Mortgagor may execute as landlord, Leases or subleases of the Improvements or Mortgaged Property or any part thereof, only in compliance with the Assignment of Leases and Rents, and the following provisions:

                  (a) COPIES OF LEASES. Mortgagor shall promptly deliver to Mortgagee a copy of any executed Lease for any part of the Mortgaged Property and upon request shall supply to Mortgagee such information and documentation regarding the tenant thereunder;

                  (b) SUBORDINATION. All Leases and subleases for any of the Mortgaged Property or Improvements now or hereafter executed shall, at Mortgagee's option, be subordinate to this Mortgage; provided, however, that Mortgagee shall have the right at any time to require that any Lease or sublease now or hereafter executed be made superior to the lien of this Mortgage, at Mortgagor's expense. Mortgagee shall have the right at any time and from time to time and to the extent permitted under the tenant Leases, to request that any tenant or subtenant under any Lease or sublease execute a subordination, attornment and non-disturbance agreement in form and substance satisfactory to Mortgagee; and

                  (c) BONA FIDE TRANSACTIONS. All Leases and subleases of any part of the Mortgaged Property shall be for bona fide actual occupancy, shall be an arm's length transaction, and shall be subject to all other applicable provisions of the Loan Documents.


                                   ARTICLE IV
                               SECURITY AGREEMENT
                               ------------------

                  4.01. CREATION OF SECURITY INTEREST. As security for the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in all of Mortgagor's right, title and interest in the Personal Property now or hereafter located on or at the Land together with any and all replacements thereof or substitutions therefor located on or at the Mortgaged Property.

                  4.02. COVENANTS REGARDING PERSONAL PROPERTY; REPRESENTATIONS.. Mortgagor does hereby covenant and represent as follows:

                        (a) NO OTHER LIENS. Except for the security interest granted hereby and the Permitted Encumbrances (to the extent, if any, applicable), the Personal Property shall remain free from any lien, security interest, encumbrance or claims thereon of any kind whatsoever. Mortgagor will notify Mortgagee of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein;

                        (b) ENCUMBRANCES. Mortgagor will not assign, pledge, encumber, hypothecate, lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Mortgagee, except in the ordinary course of business for the purpose of replacement;

                        (c) BUSINESS PURPOSES. The Personal Property is not and shall not be used, and was not and shall not be purchased, for personal, family or household purposes;

                        (d) LOCATION. The Personal Property will be kept on or at the Mortgaged Property and Mortgagor will not remove the Personal Property or any part thereof from the Mortgaged Property without the prior written consent of Mortgagee, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Mortgagor with new items of equal or greater quality, utility and value;

                        (e) FINANCING STATEMENTS. At the request of Mortgagee, Mortgagor will, with or without joinder of Mortgagee, execute one or more financing statements and renewals and amendments thereof pursuant to the Ohio and/or Delaware Uniform Commercial Codes, as the case may be, (the "UCC") in form satisfactory to Mortgagee, and will pay the cost of filing the same in all public offices wherever filing is deemed by Mortgagee to be necessary or desirable. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor in such jurisdictions as Mortgagee may deem necessary or desirable in order to perfect the security interest granted by Mortgagor hereunder, and Mortgagor will pay the costs of any such filing;

                        (f) COVENANTS AND OBLIGATIONS. All covenants and obligations of Mortgagor contained herein relating to the Mortgaged Property shall be deemed to apply to the Personal Property whether or not expressly referred to herein;

                        (g) SECURITY AGREEMENT. This Mortgage constitutes both a "mortgage" and a "security agreement" as those terms are used in the UCC and Mortgagee shall be entitled to the rights and benefits of a "secured party", as that term is defined in the UCC or any successor legislation thereto. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by granting and delivering this Mortgage has granted to

Mortgagee, as security for the Secured Obligations, a security interest in and to those portions of the Mortgaged Property in which a security interest can be granted under the UCC. Portions of the Mortgaged Property are or are to become fixtures as defined in the UCC. This Mortgage constitutes and is effective as a fixture filing as provided in Section 1309.502(C) of the Ohio Revised Code; and

                        (h) CHANGE OF NAME. Mortgagor shall not change its name unless it has given Mortgagee at least thirty (30) days prior written notice thereof and has executed and authorized, at the request of Mortgagee, such additional financing statements to be filed in such jurisdictions as Mortgagee may deem necessary or desirable in its sole discretion.


                                    ARTICLE V
                           EVENTS OF DEFAULT; REMEDIES
                           ---------------------------


                  5.01. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a default (an "EVENT OF DEFAULT") by Mortgagor hereunder:

                  (a) Mortgagor shall fail or refuse to pay within ten (10) days of the date when due any installment of interest, principal, principal and interest, or any other amount due hereunder or under the Note or any other Loan Document or to make any payment of Impositions or insurance premiums when due; or

                  (b) Any representation or warranty made by Mortgagor under this Mortgage or any other Loan Document or any statement made by Mortgagor in any financial statement, certificate, report, exhibit or document furnished by Mortgagor to Mortgagee pursuant to or in connection with this Mortgage or any other Loan Document shall prove to have been false or misleading in any material respect as of the time when made (including by omission of material information necessary to make such representation, warranty or statement not misleading); or

                  (c) Mortgagor shall default in the performance or observance of any covenant contained in Sections 2.03, 2.04, 2.15, 2.18, 2.19, 2.20, 2.22
or 2.23; or

                  (d) Mortgagor shall default in the performance or observance of any other covenant, agreement or duty under this Mortgage, other than those set forth above, and such default shall have continued for a period of thirty
(30) days after written notice thereof to Mortgagor; provided, that in the case of any such default which does not create the risk of criminal or other liability to Mortgagor, Mortgagee, or any officer, director, employee or agent thereof, and which is capable of being cured within sixty (60) days after the receipt of such written notice, such default shall not constitute an Event of Default until sixty (60) days after such notice, so long as Mortgagor shall be diligently proceeding in good faith during such sixty (60) day period to correct such failure. At the expiration of such sixty day period, such default, if not cured, shall constitute an Event of Default; or

                  (e) Mortgagor shall default in the performance or observance of any covenant, agreement or duty under the Note or any other Loan Document beyond any period of grace with respect thereto; or

                  (f) An Event of Default set forth in the Note or any other Loan Document shall occur; or

                  (g) Mortgagor (i) shall default in any payment of any obligation (or set of related obligations) in respect of indebtedness of any nature in excess of $25,000 in aggregate amount beyond any period of grace with respect thereto or, if such obligation or obligations is or are payable or repayable on demand, shall fail to pay or repay such obligation or obligations when demanded or (ii) shall default in the observance of any covenant, term or condition contained in any agreement or instrument by which such obligation or obligations is or are created, secured or evidenced if the effect of such default is to cause, or to permit the holder or holders of such obligation or obligations (or a trustee or agent on behalf of such holder or holders) to cause, all or part of such obligation or obligations to become due before its or their otherwise stated maturity; or

                  (h) One or more judgments for the payment of money shall have been entered against Mortgagor, which judgment or judgments exceed $25,000 in the aggregate, and such judgment or judgments shall have remained undischarged and unstayed for a period of thirty consecutive days, unless such judgment or judgments are covered by insurance, insurance coverage is confirmed in writing by the applicable insurer prior to the expiration of said thirty (30) day period; or

                  (i) A writ or warrant of attachment, garnishment, execution, distraint or similar process shall have been issued against Mortgagor or any of its properties which shall have remained undischarged and unstayed for a period of thirty (30) consecutive days; or

                  (j) A material adverse change in the business, operations, condition (financial or otherwise) or prospects of Mortgagor shall have occurred; or

                  (k) Mortgagor shall sell or otherwise convey or transfer the Mortgaged Property or any part thereof, except as permitted by Section 2.20; or

                  (l) A proceeding shall have been instituted in respect of
Mortgagor:

                      (i) seeking to have an order for relief entered in
                  respect of Mortgagor, or seeking a declaration or entailing a finding that Mortgagor is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to Mortgagor, its assets or its debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar Law now or hereafter in effect; or

                      (ii) seeking appointment of a receiver, trustee,
                  custodian, liquidator, assignee, sequestrator or other similar official for Mortgagor or for all or any substantial part of its property;

and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of thirty (30) consecutive days; or

                  (m) Mortgagor shall become insolvent, shall become generally unable to pay its debts as they become due, shall voluntarily suspend transaction of its business, shall make a general assignment for the benefit of creditors, shall institute a proceeding described in Section 5.01(l)(i) or shall consent to any such order for relief, declaration, finding or relief described therein, shall institute a proceeding described in Section 5.01(l)(ii) or shall consent to any such appointment or to the taking of possession by any such official of all or any substantial part of its property whether or not any such proceeding is instituted, shall dissolve, wind-up or liquidate itself or any substantial part of its property, or shall take any action in furtherance of any of the foregoing; or

                  (n) The filing of any amendment to or termination of a financing statement naming Mortgagor as debtor and Mortgagee as secured party, or any correction statement with respect thereto, in any jurisdiction by any party other than Mortgagee, or the failure of any representation concerning the legal name of Mortgagor, the state of organization of Mortgagor or the identification of Mortgagor's principal place of business to be true and accurate, or the failure of Mortgagor to obtain the written consent of Mortgagee prior to merging or consolidating into or with any other person or entity, or the failure of Mortgagor to obtain the written consent of Mortgagee prior to transferring any of the Mortgaged Property to any other person or entity except as otherwise permitted herein.

                  5.02.  REMEDIES.

                  (a) PRIMARY REMEDIES. If an Event of Default shall occur, Mortgagee may (x) declare the Secured Obligations immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and/or (y) exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Mortgagee may:

                      (i) enter and take possession of the Mortgaged
         Property or any part thereof, exclude Mortgagor and all persons claiming under Mortgagor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor and of the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and applicable Laws, the remainder to be applied to the payment, performance and discharge of the Secured Obligations in such order as Mortgagee may determine until the same have been paid in full;

                      (ii) institute an action for the foreclosure of this Mortgage and the sale of the Mortgaged Property pursuant to the judgment or decree of a court of competent jurisdiction;

                      (iii) to the extent permitted by applicable law, sell the Mortgaged Property to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law;

                      (iv) take all steps to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

                      (v) exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Mortgaged Property and take possession of the Personal Property without demand or notice and without prior judicial hearing or legal proceedings, which Mortgagor hereby expressly waives, (B) require Mortgagor to assemble the Personal Property, or any portion thereof, and make it available to Mortgagee at a place or places designated by Mortgagee and reasonably convenient to both parties and (C) sell all or any portion of the Personal Property at public or private sale, without prior notice to Mortgagor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Mortgagee in its sole discretion may determine. As to any property subject to Article 9 of the UCC included in the Mortgaged Property, Mortgagee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Mortgage and the rights and remedies that Mortgagee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Mortgaged Property as one parcel or package of security. Mortgagor shall have the burden of proving that any sale pursuant to this Section 5.02(a) or pursuant to the UCC was conducted in a commercially unreasonable manner; and/or

                      (vi) terminate any management agreements, contracts or agents/managers responsible for the property management of the Mortgaged Property, if in the sole discretion of Mortgagee, such property management is unsatisfactory in any respect.

                  (b) RECEIVER. If an Event of Default shall occur, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Mortgaged Property and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Secured Obligations or the solvency of Mortgagor.

                  (c) ENVIRONMENTAL SITE ASSESSMENTS. If an Event of Default shall occur, Mortgagor shall permit such persons as Mortgagee may designate ("SITE REVIEWERS") to visit the Mortgaged Property and perform environmental site investigations and assessments ("SITE ASSESSMENTS") on the Mortgaged Property for the purpose of determining whether there exists on the Mortgaged Property any environmental condition which could result in any liability, cost or expense to the owner or occupier of the Mortgaged Property. Such Site Assessments may include both above and below the ground testing for environmental damage or the presence of Hazardous Substances on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the opinion of the Site Reviewers. Mortgagor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing all Site Assessments shall be paid by Mortgagor within five days after demand by Mortgagee with interest at the Default Rate from the 5th day after demand until paid.

                  (d) RIGHT OF SET-OFF. If an Event of Default shall occur, Mortgagee and the holder of any participation in the Note shall have the right, in addition to all other rights and remedies available to it, to set-off against and to appropriate and apply to the unpaid balance of the Note and all other obligations of Mortgagor hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, Mortgagor by Mortgagee or such holder, including all funds in all deposit accounts (general or special) now or hereafter maintained by Mortgagor with Mortgagee or such holder. Such right shall exist whether or not Mortgagee or any such holder shall have made any demand under the Note or any such participation or any other Loan Document and whether or not the Note or such participation or such other obligations are matured or unmatured. Mortgagor hereby confirms the foregoing arrangements and each such holder's and the Mortgagee's right of lien and set-off and nothing in this Mortgage or any other Loan Document shall be deemed any waiver or prohibition of any such holder's or of the Mortgagee's right of lien or set-off.

                  (e) SALES BY PARCELS. In any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court, the Mortgaged Property may be sold in one or more parts or parcels or as an entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor, or any person claiming under it, to the marshaling of assets.

                  (f) EFFECT OF SALE. The purchaser at any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, may purchase at any such sale. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for this purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Mortgaged Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

                  (g) EVICTION OF MORTGAGOR AFTER SALE. If Mortgagor fails or refuses to surrender possession of the Mortgaged Property after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of ejectment proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Mortgaged Property under any provision of this Mortgage or pursuant to any judgment or decree of court.

                  (h) INTENTIONALLY OMITTED.

                  (i) INSURANCE POLICIES. In the event of a foreclosure sale pursuant to this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the Secured Obligations, all right, title and interest of Mortgagor in and to all policies of insurance required under the provisions of Section 2.03 shall inure to the benefit of and pass to the successor in interest of Mortgagor or the purchaser or grantee of the Mortgaged Property or any part thereof so transferred.

                  5.03. APPLICATION OF PROCEEDS. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, shall be applied:

                  (a) first to the payment of (i) all costs and expenses of such sale, including attorneys' fees, appraisers' fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Mortgagee in order to protect the lien or estate created by this Mortgage or the security afforded hereby including any expenses of entering, taking possession of and operating the Mortgaged Property;

                  (b) then to the payment of any other Secured Obligations in such order as Mortgagee may determine until the same have been paid in full; and

                  (c) any balance thereof shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

                  5.04. RIGHT TO SUE WITHOUT PREJUDICE. If an Event of Default shall occur, Mortgagee shall have the right from time to time to cause a sale of the Mortgaged Property under the provisions of this Mortgage or to sue for any sums required to be paid by Mortgagor under the terms of this Mortgage as the same respectively become due, without regard to whether or not the Secured Obligations shall be due and without prejudice to the right of Mortgagee thereafter to cause any such sale or to bring any action or proceeding of foreclosure or otherwise, or to take other action, in respect of any Event of Default existing at the time such earlier action or proceeding was commenced.

                  5.05. POWER TO MODIFY DOCUMENTS. Mortgagee may at any time or from time to time renew or extend this Mortgage or any other Loan Document or amend or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof in whole or in part, and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Mortgagee may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind to any person and without in any manner affecting the priority of the lien or security interest of this Mortgage on or in any part of the Mortgaged Property. Mortgagee may at any time or from time to time subordinate the lien or security interest of this Mortgage to any Lease or any other agreement with respect to the occupancy or use of any part of the Mortgaged Property, or to any easement, restrictive covenant or other encumbrance on any part of the Mortgaged Property, or to any other lien on or security interest in any part of the Mortgaged Property, or to any other interest of any person in or to any part of the Mortgaged Property, in each case without the agreement or consent of Mortgagor or of the tenant or other party holding the interest to which the lien or security interest hereof is being subordinated or of any other person having a right or interest in any of the Mortgaged Property, without any obligation to give notice of any kind to any person, and without in any manner affecting (except to the extent specifically provided in the instrument effecting such subordination) the priority of the lien or security interest of this Mortgage on or in any part of the Mortgaged Property.

                  5.06.  REMEDIES CUMULATIVE.

                  (a) GENERALLY. No right or remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and in addition to any other right or remedy of Mortgagee under the Loan Documents or this Mortgage, or at law or in equity. The failure of Mortgagee to insist at any time upon the strict observance or performance of any of the provisions of this Mortgage, or to exercise any right or remedy provided for herein or in the Loan Documents, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof. Every right and remedy given by this Mortgage or the Loan Documents to Mortgagee, or to which Mortgagee may otherwise be entitled, may be exercised from time to time and as often as may be deemed expedient by Mortgagee, and no warrant shall be exhausted by the exercise thereof. Mortgagee may pursue inconsistent remedies.

                  (b) OTHER SECURITY. Mortgagee shall be entitled to enforce payment and performance of any Secured Obligations and to exercise all rights and powers under the Loan Documents or this Mortgage, or at law or in equity, notwithstanding that such Secured Obligations may now or hereafter be otherwise secured. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee in its sole discretion may determine.

                  5.07. WAIVER OF STAY, EXTENSION, MORATORIUM LAWS; EQUITY OF REDEMPTION. Mortgagor shall not at any time (a) insist upon, plead or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium Law or (b) claim, take or insist upon any benefit or advantage of any present or future Law providing for the valuation or appraisal of the Mortgaged Property prior to any sale or sales thereof which may be made under or by virtue of the provisions of Section 5.02; and Mortgagor hereby waives all benefit or advantage of any such Law or Laws. Mortgagor, for itself and all who may claim under it, hereby waives any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Mortgage and all notice or notices of seizure, and all right to have the Mortgaged Property marshaled upon any foreclosure hereof. Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any part of the Mortgaged Property before proceeding against any other part thereof and Mortgagor hereby waives any right or claim of right to have Mortgagee proceed in any particular order. Mortgagor hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Mortgagee under this Mortgage.


                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

                  6.01. GIVING OF NOTICE.

                  (a) DELIVERY. Whenever notice is given or required to be given pursuant to this Mortgage, it shall be sent postage prepaid by registered or certified mail, return receipt requested, or by prepaid nationally recognized overnight delivery service or by hand delivery addressed and delivered to the parties at their respective addresses set forth below, or at such other address as a party, by similar written notice to the other parties hereto, may designate from time to time:

                           MORTGAGOR:
                           ---------

                           Hocking Valley Mall, LLC
                           c/o Glimcher Properties Corporation
                           20 South Third Street
                           Columbus, Ohio  43215
                           Attention:  General Counsel

                           with a copy to:

                           Squire Sanders & Dempsey
                           1300 Huntington Center
                           41 South High Street
                           Columbus, Ohio  43215-6197
                           Attention:  Kim A. Rieck, Esq.


                           MORTGAGEE:
                           ---------

                           Golden American Life Insurance Company
                           c/o ING Investment Management LLC
                           5780 Powers Ferry Road, N.W., Suite 300
                           Atlanta, Georgia  30327-4349
                           Attention:  Daniel J. Foley, Vice President

                           with a copy to:

                           Golden American Life Insurance Company
                           c/o ING Investment Management LLC
                           Legal Department
                           5780 Powers Ferry Road, N.W. Suite 300
                           Atlanta, Georgia  30327-4349

                           and to:

                           Reed Smith LLP
                           435 Sixth Avenue
                           Pittsburgh, Pennsylvania  15219
                           Attention:  Ronald G. Hartman, Esq.

                           and to:

                           Holliday Fenoglio Fowler, L.P.
                           429 Fourth Avenue, Suite 200
                           Pittsburgh, PA  15219

                           Attention:  Claudia A. Steeb

                  (b) RECEIPT. Notice shall be deemed to have been received (i) when deposited in the United States mail, registered or certified, return receipt requested or (ii) one (1) business day after the notice is sent by overnight delivery service or (iii) the date of delivery if notice is delivered by hand.

                  6.02. GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the laws of the State of Ohio.

                  6.03. STATEMENTS BY MORTGAGOR. Mortgagor, within ten (10) days after being given notice by mail, will furnish to Mortgagee a written statement stating the unpaid principal of and interest on the Note and any other amounts secured by this Mortgage and stating whether any offset or defense exists against such principal and interest.

                  6.04. CAPTIONS. The captions or headings at the beginning of each Section hereof are solely for the convenience of the parties and are not a part of this Mortgage, nor do such captions affect the scope or meaning of any provisions hereof.

                  6.05. CHANGES IN TAX LAW. In the event of the passage after the date of this Mortgage of any Law deducting from the value of the Mortgaged Property, for the purpose of taxation, any lien thereon, or changing in any way the Laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Mortgagee, then and in such event, Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Mortgagor of any such new or additional taxes would be unlawful (including under Laws governing usury) Mortgagee may either declare the Secured Obligations, with interest thereon, to be immediately due and payable, or pay that amount or portion of such taxes as would be unlawful to require Mortgagor to pay, in which event Mortgagor shall concurrently therewith pay the balance of said taxes.

                  6.06. FURTHER ASSURANCES.

                  (a) GENERALLY. From time to time upon the request of Mortgagee, Mortgagor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Mortgagee may deem necessary or desirable to confirm this Mortgage, to carry out the purpose and intent hereof, or to enable Mortgagee to enforce any of its rights hereunder.

                  (b) FILINGS. Mortgagor immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any supplements hereto, any financing statements and each instrument of further assurance to be filed, registered or recorded and refiled, reregistered or rerecorded in such manner and in such places as may be required by any present or future Law in order to publish notice of and perfect the lien and security interest or estate created by this Mortgage on or in the Mortgaged Property, and shall pay all fees and costs in connection therewith.

                  6.07. AMENDMENTS, WAIVERS, ETC. This Mortgage cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

                  6.08. NO IMPLIED WAIVER. No course of dealing and no delay or failure of Mortgagee in exercising any right, power or privilege under this Mortgage, the Note or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege.

                  6.09. EXPENSES; TAXES; ATTORNEYS' FEES. Mortgagor agrees to pay or cause to be paid and to save Mortgagee harmless against liability for the payment of all out-of-pocket expenses incurred by Mortgagee from time to time:
(a) arising in connection with the preparation, execution, delivery and performance of this Mortgage, the Note and the other Loan Documents, including reasonable fees and expenses of counsel for Mortgagee; (b) relating to any requested amendments, waivers or consents to this Mortgage, the Note or any other Loan Document, including reasonable fees and expenses of counsel for Mortgagee; and (c) arising in connection with Mortgagee's enforcement or preservation of rights under this Mortgage, the Note or any other Loan Document, including such expenses as may be incurred by Mortgagee in the collection of the Note or the realization of security given for the Note. Mortgagor agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by Mortgagee to be payable in connection with this Mortgage, the Note or any other Loan Documents, and Mortgagor agrees to save Mortgagee harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. Mortgagor agrees to pay and to save Mortgagee harmless against liability for the payment of all out-of-pocket expenses incurred by Mortgagee in connection with its review of any repair, replacement, alteration, improvement or restoration to the Mortgaged Property in connection with the requirements of Sections 2.02, 2.05 and 2.13, including the fees and expenses of counsel for Mortgagee and of any architect engaged by Mortgagee to review plans and specifications, inspect work or provide advice with respect to determinations to be made by Mortgagee in connection therewith. In the event of termination adversely to Mortgagor of any action at law or suit in equity in relation to this Mortgage, the Note or any other Loan Document, Mortgagor will pay, in addition to all other sums which Mortgagor may be required to pay, all attorneys' fees incurred by Mortgagee in connection with such action or suit. All amounts payable by Mortgagor under this Section 6.09 shall be paid within five days after demand by Mortgagee with interest at the Default Rate specified in the Note until paid.

                  6.10. JURISDICTION; ETC. Mortgagor irrevocably (a) agrees that Mortgagee, may bring suit, action or other legal proceedings arising out of this Mortgage (other than those brought for the foreclosure or other realization on the real property security granted hereby), the Note or any other Loan Document, or the transactions contemplated hereby or thereby, in the courts of the State of Ohio in Fairfield County, Ohio or the federal court having jurisdiction where the Mortgaged Property is located; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which Mortgagor, may have to the laying of the venue of any such suit, action or proceeding in any of such courts; and (d) waives any right it may have to a jury trial in connection with any suit, action or proceeding arising out of this Mortgage, the Note or any other Loan Document or the transactions contemplated hereby or thereby.

                  6.11. INTERPRETATION. Unless the context otherwise requires:
(a) the term "PERSON" means an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity; (b) any reference to an Article or Section shall refer to the specified Article or Section of this Mortgage; (c) words importing the singular number include the plural number, and vice versa; (d) the terms "HEREOF", "HEREBY", "HERETO", "HEREUNDER" and similar terms refer to this entire Mortgage;
(e) the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION"; (f) any reference to the Mortgaged Property shall refer to the Mortgaged Property or any part thereof or any estate or interest therein; (g) any "CONSENT", "APPROVAL" or "OPTION" by Mortgagee shall be in its sole and absolute discretion, unless expressly stated herein to the contrary; (h) the word "MORTGAGOR" shall mean the person or persons named in this Mortgage and who execute the same and their successors and assigns, and any subsequent owner of the Mortgaged Property; (i) the word "MORTGAGEE" shall mean the person who is the owner and holder of the Note, whether or not specifically named herein as "MORTGAGEE", or any subsequent owner and holder of the Note and this Mortgage; (j) the use of any gender shall include all genders; and (k) in the event Mortgagor hereafter consists of more than one person, all agreements, conditions, covenants, provisions, stipulations, warrants of attorney, authorizations, waivers, releases, options, undertakings, rights and benefits made or given by Mortgagor shall be joint and several, and shall bind and affect all persons who are defined as "MORTGAGOR" as fully as though all of them were specifically named herein wherever the word "MORTGAGOR" is used.

                  6.12. INVALIDITY OF CERTAIN PROVISIONS. If the security interest, lien or estate created by this Mortgage is invalid or unenforceable as to any part of the Secured Obligations, or as to any part of the Mortgaged Property, the unsecured or partially secured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Secured Obligations, and all payments made thereon, whether voluntary or pursuant to foreclosure sale or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Secured Obligations which is not secured or fully secured by this Mortgage.

                  6.13. SEVERABILITY. If any term or provision of this Mortgage or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

                  6.14. TIME OF ESSENCE; DURATION; SURVIVAL. Time is of the essence with respect to all of Mortgagor's obligations under this Mortgage and the other Loan Documents. All representations and warranties of Mortgagor contained herein or in any other Loan Document or made in connection herewith or therewith shall survive the making of and shall not be waived by the execution and delivery of this Mortgage or the other Loan Documents, or any investigation by Mortgagee. All covenants and agreements of Mortgagor contained herein or in any other Loan Document shall continue in full force and effect from and after the date hereof and until payment in full of the Secured Obligations. Without limitation, it is understood that all obligations of Mortgagor to make payments to or indemnify Mortgagee shall survive the payment in full of the principal of and interest on the Note, and all other amounts constituting Secured Obligations.

                  6.15. SUCCESSORS AND ASSIGNS. This Mortgage applies to, inures to the benefit of and binds all parties hereto, their respective successors and assigns.

                  6.16. SUBROGATION. To the extent that proceeds of the Note or advances under this Mortgage are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Property, such proceeds have been or will be advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

                  6.17. REPAYMENT AFTER ACCELERATION; PREPAYMENT. If after the acceleration of the maturity of the Secured Obligations as herein provided, a tender of payment of the amount necessary to satisfy the entire Secured Obligations is made at any time prior to foreclosure sale by Mortgagor, its successors or assigns, or by anyone on behalf of Mortgagor, its successors or assigns, such tender shall, to the full extent permitted by law, constitute an evasion of the prepayment terms of the Note and be deemed to be a voluntary prepayment thereunder, and Mortgagee shall not be obligated to accept any such tender of payment unless such tender of payment also includes the Prepayment Premium set forth in the Note.

                  6.18. ADVANCES. (a) Mortgagee and Mortgagor intend that this Mortgagee shall secure the unpaid balance of any advances made by the holder hereof after this Mortgage is delivered to the Fairfield County Recorder for record to the fullest extent and with the highest priority contemplated by
Section 5301.232 of the Ohio Revised Code. The maximum amount of all loan advances, in the aggregate and exclusive of interest accrued thereon and protective advanced made as contemplated in subsection (b) below and in Section 5301.233 of the Ohio Revised Code, which may be outstanding at any time is Four Million Five Hundred Thousand Dollars ($4,500,000.00). If and to the extent applicable, Mortgagor hereby waives any right it may have under Section 5301.232(c) of the Ohio Revised Code.

                  (b) In addition to the loan advances referred to in subsection
(a) above, Mortgagee shall have the right, but not the obligation, to make protective advances with respect to the Mortgaged Property for the payment of Impositions, insurance premiums, repairs, maintenance and other costs incurred in the protection of the Mortgaged Property as contemplated by Section 5301.233 of the Ohio Revised Code, and such protective advances, together with interest thereon at the Default Rate set forth in the Note from the date of each such advance until it is repaid in full, shall be secured by this Mortgage to the fullest extent and with the highest priority contemplated by said Section 5301.233.

                  6.19 LIMITATION OF LIABILITY. Subject to the terms of the next succeeding paragraph and notwithstanding anything to the contrary otherwise contained in this Mortgage, but without in any way releasing, impairing or otherwise affecting the Note, this Mortgage or any of the other Loan Documents (including without limitation any guaranties or indemnification agreements) or the validity hereof or thereof, or the lien of this Mortgage, it is agreed that Mortgagee's source of satisfaction of the Secured Obligations and of Mortgagor's other obligations hereunder and under the Loan Documents is limited to (a) the Mortgaged Property and proceeds thereof, (b) the Rents arising out of the Mortgaged Property received by Mortgagor; and (c) any separate guaranty or indemnification agreements guaranteeing or indemnifying Mortgagee with respect to the payment of any amounts due hereunder and under the Loan Documents and/or Mortgagor's performance hereunder and under the Loan Documents; provided, however, that nothing herein contained shall be deemed to be a release or impairment of the Secured Obligations or the security therefor intended by this Mortgage, or be deemed to preclude Mortgagee from foreclosing this Mortgage or from enforcing any of Mortgagee's rights or remedies in law or in equity thereunder, or in any way or manner affecting Mortgagee's rights and privileges under any of the Loan Documents or any separate guaranty or indemnification agreements guaranteeing Mortgagor's payment and/or performance hereunder and/or under the Loan Documents.

                  Notwithstanding the foregoing limitation of liability provision, it is expressly understood and agreed that the Mortgagor shall be personally liable for the payment to Mortgagee of:

                  (i) the application of Rents derived from the Mortgaged Property after the occurrence of an Event of Default to anything other than (a) normal and necessary operating expenses of the Mortgaged Property, or (b) the Secured Obligations. It is understood that any Rents collected more than one month in advance as of the time of the Event of Default shall be considered to have been collected after the Event of Default;

                  (ii) any loss, cost or damages incurred by Mortgagee arising out of or in connection with fraud or material misrepresentations to Mortgagee by Mortgagor (or any of Mortgagor's general partners, officers, shareholders, members, or their agents, if applicable);

                  (iii) any loss, cost or damages incurred by Mortgagee arising out of or in connection with Mortgagor's use or misapplication of: (a) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Mortgaged Property; or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Property, for purposes other than those set forth in the Mortgage;

                  (iv) any loss, cost or damages arising out of or in connection with any waste of the Mortgaged Property or any portion thereof, and all reasonable costs incurred by Mortgagee in order to protect the Mortgaged Property;

                  (v) any taxes, assessments and insurance premiums for which Mortgagor is liable under the Note, this Mortgage or any of the other Loan Documents and which are paid by Mortgagee (but not the proportionate amount of any such taxes, assessments and insurance premiums which accrue following the date of foreclosure [plus any applicable redemption period] or acceptance of a deed in lieu of foreclosure);

                  (vi) any loss, costs or damages arising out of or in connection with the covenants, obligations and liabilities under the Environmental Indemnification Agreement;

                  (vii) any loss, cost or damages to Mortgagee arising out of or in connection with any construction lien, mechanic's lien, materialmen's lien or similar lien against the Mortgaged Property arising out of acts or omissions of Mortgagor;

                  (viii) any and all loss, costs or damages incurred by Mortgagee arising out of or incurred in order to cause the Improvements to comply with the accessibility provisions of The Americans with Disabilities Act and each of the regulations promulgated thereunder, as the same may be amended from time to time which are required by an governmental authority;

                  (ix) the total indebtedness evidenced by the Note and the Loan Documents in the event that (a) Mortgagee is prevented from acquiring title to the Property after an Event of Default because of failure of Mortgagor's title under federal, state or local laws less any recovery Mortgagee is successful in collecting on any title insurance policy it holds in connection with the Mortgaged Property, (b) Mortgagor voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of the Federal Bankruptcy Code;

                  (x) any loss, costs or damages incurred by Mortgagee resulting from any act of Mortgagor or its general partners, members, shareholders, officers, directors, beneficiaries and/or trustees to obstruct, delay or impede Mortgagee from exercising any of its rights or remedies under the Loan Documents;

                  (xi) the total indebtedness evidenced by the Note and the Loan Documents in the event that (a) Mortgagor makes an unpermitted transfer of an interest in Mortgagor or the Mortgaged Property not approved by Mortgagee in writing; or (b) Mortgagor makes an unpermitted encumbrance on the Mortgaged Property or an interest in Mortgagor not approved by Mortgagee in writing; and

                  (xii) all costs and fees including without limitation reasonable attorney fees incurred by Mortgagee in the enforcement of subparagraphs (i) through (xi) hereinabove.

                  IN WITNESS WHEREOF, this Mortgage has been duly executed as of the day and year first above written.

Signed and Acknowledged
in the presence of                 HOCKING VALLEY MALL, LLC,
                                   a Delaware limited liability company

                                   By:  GLIMCHER PROPERTIES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership, Its sole Managing Member

                                   By:  Glimcher Properties Corporation,
                                        its General Partner


/s/ Joyce D. Hunter                By:  /s/ George A. Schmidt
---------------------------             ----------------------------------
Print Name: Joyce D. Hunter             George A. Schmidt,
          -----------------             Executive Vice President

/s/ David J. Deely
---------------------------
Print Name: David J. Deely
            ---------------

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF OHIO                                          )
                                                       )  ss:
COUNTY OF                                              )
          -------------------------------------------


         Before me, a notary public, in and for said county, personally appeared George A. Schmidt, known to me to be the person who as Executive Vice President of GLIMCHER PROPERTIES CORPORATION, a Delaware corporation and the General Partner of GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, in its capacity as the sole managing member of HOCKING VALLEY MALL, LLC, a Delaware limited liability company, which executed the foregoing instrument, signed the same and acknowledged to me that he did sign said instrument in the name and upon behalf of said corporation as such officer in the capacity therein stated, that the same is his free act and deed as such officer, and the free act and deed of said corporation, and that he was duly authorized thereunder.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Columbus, Ohio this day of January, 2002.

                                         NOT REQUIRED
                                         --------------------------------------
                                         Notary Public

                                         SEAL
My commission expires:




Prepared by or under the supervision of, and after recording, return to:

Ronald G. Hartman, Esq.
Reed Smith LLP
435 Sixth Avenue
Pittsburgh, PA  15219

                                   EXHIBIT "A"

PARCEL I:

All that certain parcel of ground situated in the County of Fairfield, State of Ohio, Township of Greenfield, and in the City of Lancaster, and being part of
Section 36, Township 15, Range 19 and bounded and described as follows:

Beginning at a point in the north line of Chapin Addition tot he City of Lancaster S. 83 degrees 26' East, 388.01 feet distant from the point of intersection of the centerline of Pierce Avenue and the north line of Chapin Addition; thence N. 6 degrees 34' E., 308.00 feet to a point; thence S. 83 degrees 26' E., 38.00 feet to a point; thence N. 6 degrees 34' E., 441.19 feet to a point in the southern right-of-way line of Canal; thence with the said right-of-way line S. 84 degrees 11' E., 21.67 feet to an iron pin; thence N. 87 degrees 29' E., 145.98 feet to a point; thence S. 6 degrees 29' W., 120.00 feet to a point; thence S. 83 degrees 31' E., 79.24 feet to a point; thence with a curve to the left with a radius of 40.00 feet, the long chord bears N. 58 degrees 55' 30" E., 48.76 feet to a point; thence N. 21 degrees 22' E., 117.70 feet to an iron pin on the southern right-of-way line of Memorial Drive; thence with said right-of-way line S. 65 degrees 27' E., 100.30 feet to an iron pin on the southern right-of-way line of Canal; thence S 47 degrees 20' E., 44.46 feet to an iron pin; thence S. 35 degrees 16' E., 166.01 feet to an iron pin; thence
S. 57 degrees 34' E., 116.11 feet to an iron pin; thence S 2 degrees 44' E.,
204.14 feet to an iron pin; thence S. 64 degrees 39' E., 160.00 feet to an iron pin; thence S. 25 degrees 21' W., 364.40 feet to a manhole; thence S. 32 degrees 55' W., 105.00 feet to an iron pin; thence n. 24 degrees 41' W., 96.00 feet to an iron pin; thence N. 44 degrees 11' W., 33.00 feet to an iron pin; thence N. 59 degrees 41' W., 33.00 feet to an iron pin; thence N. 71 degrees 56' W., 56.00 feet to an iron pin; thence N. 83 degrees 26' W., 558.60 feet to the place of beginning.

Containing 12.29 acres more or less.

PARCEL II:

All that certain parcel of ground situate in the City of Lancaster, Township of Greenfield, County of Fairfield, and State of Ohio, being part of Section 36, Township 15, Range 19 and bounded and described as follows:

Beginning at an iron pin on the north line of Chapin Addition to the City of Lancaster S. 83 degrees 26' E., 53.01 feet distant from the point of intersection of the Centerline of Pierce Avenue, and the north line of Chapin Addition; thence with the eastern right-of-way line of Pierce Avenue N. 5 degrees 19' E., 523.25 feet to an iron pin; thence S. 79 degrees 41' E., 150.00 feet to an iron pin; thence N 3 degrees 59' E., 268.54 feet to an iron pin on the southern right-of-way line of Canal; thence with said right-of-way line S. 67 degrees 23' E., 123.22 feet to an iron pin; thence S 84 degrees 11' E.,
128.44 feet to a point in said Canal Line; thence leaving the

Canal, S. 6 degrees 34' W., 441.19 feet to a point; thence N. 83 degrees 26' W.,
38.00 feet to a point; thence S 6 degrees 34' W., 308.00 feet to a point in the north line of the Chapin Addition; thence N 83 degrees 26' W., 335.00 feet to the place of beginning.

Containing 5.55 acres more or less.

Parcel Nos. 053-10109-12 and 53-10109-13


PARCEL III - EASEMENT:

Together with those rights and easements constituting rights in real property created, defined and limited by that certain Common Area Easement by and between Commercial Development Corp., an Ohio corporation, Commercial Development, and Hocking Valley National Bank of Lancaster, dated January 11, 1977 and recorded February 17, 1977 in Deed Volume 467, Page 208 in the Clerk's Office of Fairfield County, Ohio.

PARCEL IV - EASEMENT:

Together with those rights and easements constituting rights in real property created, defined and limited by that certain Common Area, Ingress Easement and Utility Easement by and between Commercial Development Corp., an Ohio corporation, Commercial Development and Hocking Associates, an Ohio general partnership dated March 9, 1977 and recorded March 10, 1977 in Deed Volume 467, Page 644 in the Clerk's Office of Fairfield County, Ohio.



                                       -3-